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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               November 13, 1996



            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)


District of Columbia               l-7102                   52-0891669
--------------------               ------                   ----------
  (state or other juris-        (Commission            (I.R.S. Employer
diction of incorporation)       File Number)          (Identification No.)


Woodland Park, 2201 Cooperative Way, Herndon, VA                  22071-3025
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 (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (703)709-6700
                                                    -------------

        ------------------------------------------------------------
       (Former name or former address, if changed since last report)
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Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

     (c)  Exhibits

          The following exhibits are filed herewith:

     1. Underwriting Agreement dated November 13, 1996 between the registrant and Lehman Brothers Inc., Chase Securities Inc., J.P. Morgan Securities Inc.
               and NationsBanc Capital Markets, Inc.

     4.        Form of Global Certificate for the Floating Rate
               Collateral Trust Bonds, due 1999.
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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL RURAL UTILITIES COOPERATIVE
                                          FINANCE CORPORATION



                                          /s/ STEVEN L. LILLY
                                       --------------------------------
                                       Steven L. Lilly
                                       Senior Vice President and
                                         Chief Financial Officer
                                         (Principal Financial Officer)


Dated:  November 15, 1996
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                                 EXHIBIT INDEX

Exhibit No.                       Description

     1. Underwriting Agreement dated November 13, 1996 between the registrant and Lehman Brothers Inc., Chase Securities Inc., J.P. Morgan Securities Inc. and NationsBanc Capital Markets, Inc.

     4.          Form of Global Certificate for the Floating Rate
                 Collateral Trust Bonds, due 1999.